                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

     THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of this 10th day of May, 2000, by and among DualStar Technologies Corporation, a Delaware corporation (the "Company"), and the stockholders listed on Schedule I hereto.

                              W I T N E S S E T H:

     WHEREAS, the Company has entered into an Agreement and Plan of Merger (the "Merger Agreement") with DCI Acquisition Co., a wholly-owned subsidiary of the Company ("MergerCo"), and Paracomm, Inc. ("Target"), pursuant to which MergerCo shall merge with and into Target (the "Merger"), with Target being the surviving corporation in the Merger and thereby becoming a wholly-owned subsidiary of the Company; and

     WHEREAS, pursuant to the Merger Agreement, the Company has agreed to issue to the former stockholders of Target (the "Stockholders"), those shares of Common Stock and those Warrants set forth opposite such Stockholders' names on
Schedule I hereto; and

     WHEREAS, pursuant to the Merger Agreement, the Company has agreed to grant to the Stockholders certain registration rights in respect of, and the Stockholders are to agree to certain restrictions on transfer of, the Common Stock set forth on Schedule I hereto and the Common Stock issuable to the Stockholders upon exercise of the Warrants set forth on Schedule I hereto, pursuant to the terms and provisions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby covenanted and agreed as follows:

                                   ARTICLE 1

                                   DEFINITIONS

     As used herein, the following terms shall have the respective meanings following such term:

     AFFILIATE shall mean, as to any Stockholder, (i) the partners, retired partners, members, retired members, directors and officers, as the case may be, of such Stockholder, (ii) the partners or members of any of the parties referred to in the foregoing clause of this definition, (iii) the spouse or lineal descendants of such Stockholder or any of the parties referred to in the foregoing clauses of this definition, (iv) a trust for the benefit of such Stockholder or any of the parties referred to in the foregoing clauses of this definition, (v) any corporation, limited liability company or partnership controlled by such Stockholder or by any of the parties referred to in the foregoing clauses of this definition, and (vi) any other party that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any Stockholder.

     AGENT shall have the meaning set forth in Section 5.1 hereof.

     AGREEMENT shall have the meaning set forth in the introductory paragraph hereof.

     BLACKACRE PARTIES shall have the meaning set forth in Section 2.1(b) hereof.

     COMMON STOCK shall mean the Company's common stock, par value $.01 per share.

     COMMISSION shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     COMPANY shall have the meaning set forth in the introductory paragraph hereof.

     DISPOSE and DISPOSITION shall have the meanings set forth in Section 3.1 hereof.

     EQUITY SECURITY shall mean any capital stock (including the Common Stock) of the Company, whether now authorized or not, and rights, options, warrants or rights to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; the number of shares of an Equity Security which is a convertible security shall be the number of shares of such Equity Security which would result upon the immediate conversion of such convertible security, without regard to when such convertible security may in fact be converted.

     ESCROW AGREEMENT shall mean that certain Escrow Agreement of even date herewith, relating to the hold back escrow provided for in the Merger Agreement, among the Company, the Agent and the escrow agent provided for therein, in its capacity as the escrow agent thereunder.

     EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto.

     GROUP shall mean:

                 (i) in the case of any Stockholder who is an individual, such Stockholder and any Affiliate of such Stockholder;

                 (ii) in the case of any Stockholder which is a partnership, (A) such partnership and any of its limited or general partners,
                 (B) any
                 corporation or other business organization to which such partnership shall sell all or substantially all of its assets or with which it shall be merged or consolidated and (C) any Affiliate of such partnership;

                 (iii) in the case of any Stockholder which is a corporation,
                 (A) such corporation, its parent and any of such corporation's or parent's subsidiaries, (B) any corporation or other business organization to which such corporation shall sell all or substantially all of its assets or with which it shall be merged, and (C) any Affiliate of such corporation; and

                 (iv) in the case of any Stockholder which is a limited liability company, (A) such limited liability company and any of its members, (B) any corporation or other business organization to which such limited liability company shall sell all or substantially all of its assets or with which it shall be merged or consolidated and (C) any Affiliate of such limited liability company.

     INDEMNIFIED PARTY shall have the meaning set forth in Section 2.4(c) hereof.

     INDEMNIFYING PARTY shall have the meaning set forth in Section 2.4(c) hereof.

     LOCK-UP PERIOD shall have the meaning set forth in Section 3.1 hereof.

     MERGER shall have the meaning set forth in the recitals contained herein.

     MERGER AGREEMENT shall have the meaning set forth in the recitals contained herein.

     OTHER STOCKHOLDERS shall have the meaning set forth in Section 2.1(b) hereof.

     PERMITTED TRANSFER shall have the meaning set forth in Section 3.1 hereof.

     RESTRICTED SECURITIES shall mean the securities of the Company required to bear or bearing the legend set forth in Section 3.3 hereof.

     REGISTRABLE SECURITIES shall mean, from time to time, (i) the Common Stock issued to the Stockholders pursuant to the Merger Agreement, other than shares of such Common Stock theretofore sold to the public and (ii) any shares of Common Stock issuable upon exercise of the Warrants.

     The terms "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the effectiveness of such registration statement.

     REGISTRATION EXPENSES shall mean all expenses incurred by the Company in compliance with Section 2.1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for all holders chosen by the holders of a majority of the securities included in such registration, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     SECURITIES ACT shall mean the Securities Act of l933, as amended, and any successor statute thereto.

     STOCKHOLDERS shall have the meaning set forth in the recitals contained herein.

     TARGET shall have the meaning set forth in the recitals contained herein.

     TRANSACTION COMMON STOCK shall have the meaning set forth in Section 3.1 hereof.

     WARRANTS shall mean the Warrants to purchase an aggregate of 25,000 shares of Common Stock of the Company, issued to the Stockholders pursuant to the Merger Agreement.

                                    ARTICLE 2

                               REGISTRATION RIGHTS

     SECTION 2.1. COMPANY REGISTRATION.

     (a) Notice of Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

                  (i) promptly give to each Stockholder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Stockholder within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2.1(b) below.

     (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Stockholders as part of the written notice given pursuant to Section 2.1(a)(i). In such event, the right of any Stockholder to registration pursuant to Section 2.1 shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting to the extent provided herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company, directors and officers of the Company and holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such registration (the "Other Stockholders") who determine to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company.

     Notwithstanding any other provision of this Section 2.1, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company (other than Registrable Securities) held by officers or directors of the Company and by the Other Stockholders shall be excluded from such registration to the extent so required by such limitation and if limitation of the number of shares is still required, the Company shall so advise all holders of Registrable Securities whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Stockholders in proportion, as nearly practicable, to the respective amounts of Registrable Securities held by such persons at the time of the filing of the registration statement; provided, however, that, notwithstanding the foregoing or any other provision to the contrary set forth in this Agreement, (i) the right of the Stockholders to be included in any such registration and underwriting shall be subordinate to the registration rights of Cerberus Capital Management L.P., Blackacre Capital Management L.L.C., Greg Cuneo, Robert J. Bimbach, Ronald Fregara and Stephen J. Yager (collectively, and together with their respective successors and assigns, the "Blackacre Parties") pursuant to any agreement among the Blackacre Parties and the Company in respect of the registration of any securities of the Company held by the Blackacre Parties, (ii) the Stockholders shall not have the right to be included in any registration requested by any of the Blackacre Parties, and (iii) in the event that the underwriter shall determine to exclude from any registration some or all of the Registrable Securities as set forth above, the securities of the Stockholders shall be excluded prior to the exclusion of any securities held by the Blackacre Parties.

     If any holder of Registrable Securities or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, such party may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     SECTION 2.2. EXPENSES OF REGISTRATION. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification and compliance by the Company pursuant to Section 2.1 hereof. All underwriting commissions shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

     SECTION 2.3. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Article 2, the Company will keep each Stockholder advised in writing as to the initiation of each registration and as to the completion thereof. Except as provided in Section 2.3, at its expense, the Company will:

     (a) keep such registration effective for a period of one hundred eighty
(180) days or until the Stockholder or Stockholders have completed the distribution described in the registration statement relating thereto, whichever first occur; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Stockholder refrains from selling any securities included in such registration in accordance with the provisions of
Section 2.7 hereof;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish such number of prospectuses and other documents incident thereto as a Stockholder from time to time may reasonably request;

     (d) use its best efforts to register or qualify the Registrable Securities under the securities or blue-sky laws of such jurisdictions as any Stockholder may request; provided, however, that the Company shall not be obligated to register or qualify such Registrable Securities in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in order to effect such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

     (e) notify each holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     SECTION 2.4. INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company, with respect to each registration, qualification and compliance effected pursuant to this Article 2, will indemnify and hold harmless each Stockholder, each of its officers, directors and partners, and each party controlling such Stockholder, and each underwriter, if any, and each party who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Stockholder, each of its officers, directors and partners, and each party controlling such Stockholder, each such underwriter and each party who controls any such underwriter, for any legal and any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based solely upon written information furnished to the Company by such Stockholder or underwriter, as the case may be, and stated to be specifically for use therein.

     (b) Each Stockholder and each Other Stockholder will, if Registrable Securities held by such party are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each party who controls the Company or such underwriter, each other such Stockholder and each Other Stockholder and each of their respective officers, directors and partners, and each party controlling such Stockholder or such Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Stockholders, Other Stockholders, directors, officers, partners, parties, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document solely in reliance upon and in conformity with written information furnished to the Company by such Stockholder or such Other Stockholder and stated to be specifically for use therein; provided, however, that the obligations of such Stockholders and such Other Stockholders hereunder shall be limited to an amount equal to the proceeds to each such Stockholder or Other Stockholder of securities sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have been advised by counsel that actual or potential differing interests or defenses exist or may exist between the Indemnifying Party and the Indemnified Party, in which case such expense shall be paid by the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Article 2. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such

Restricted Securities offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     SECTION 2.5. INFORMATION BY HOLDERS. Each holder of Registrable Securities, and each Other Stockholder holding securities included in any registration, shall furnish to the Company such information regarding such holder of Registrable Securities or such Other Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article 2.

     SECTION 2.6. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

     (c) So long as a Stockholder owns any Restricted Securities, furnish to such Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Stockholder to sell any such securities without registration.

     SECTION 2.7. "MARKET STAND-OFF" AGREEMENT. Each Stockholder whose shares are included in a registration statement pursuant to this Agreement agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company received pursuant to the Merger during the sixty (60) day period following the effective date of such registration statement of the Company filed under the Securities Act, provided that: all Stockholders whose shares are included in such registration statement, Other Stockholders and officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said sixty (60)-day period.

                                   ARTICLE 3

                                LOCK-UP AGREEMENT

     SECTION 3.1. DISPOSITIONS BY STOCKHOLDERS. In order to induce the Company to enter into the Merger Agreement and to proceed with the Transactions (as such term is defined in the Merger Agreement), each of the Stockholders agrees, for the benefit of all parties hereto, that such Stockholder will not, without the prior written consent of the Company, directly or indirectly, offer, offer to sell, sell, loan, pledge, grant any rights, contract to sell or grant any option to purchase or otherwise dispose or transfer (collectively, "Dispose," or a "Disposition"), other than in the case of a Permitted Transfer, (i) any shares of Common Stock received pursuant to the Merger, or (ii) the Warrants or shares of Common Stock issued upon exercise thereof (collectively "Transaction Common Stock") owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Stockholder upon consummation of the Transactions, for a period commencing on the date hereof and ending one (1) year subsequent to the Effective Time (as defined in the Merger Agreement) (the "Lock-Up Period"). "Permitted Transfers" shall mean any Disposition (1) to an Affiliate of the Stockholder, which Affiliate shall agree to be bound by, and shall have the benefits of this Agreement; (2) to a purchaser of more than a majority of the outstanding Common Stock of the Company in a transaction recommended by the Board of Directors of the Company; or (3) pursuant to a merger or tender offer in a transaction recommended by the Board of Directors.

     The foregoing restrictions are expressly intended to preclude the Stockholders from engaging in any hedging or other transaction which is designed to or is reasonably expected to lead to or result in a Disposition of Transaction Common Stock during the Lock-Up Period even if such securities would be Disposed of by someone other than a Stockholder. Such prohibited hedging or other transactions include without limitation any short sale against the box or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Transaction Common Stock.

     SECTION 3.2. INEFFECTIVE DISPOSITIONS; STOP TRANSFER ORDER. Any Disposition of Common Stock or Other Securities which is made in any manner contrary to the provisions of this Agreement shall be void and shall not be effective to constitute the transferee as a stockholder of the Company entitled to any rights, benefits, and privileges as such. Each of the Stockholders hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Common Stock or Other Securities held by the undersigned except those transferred in compliance with this Agreement.

     SECTION 3.3. LEGEND. Each certificate of Common Stock and certificates representing Other Securities of the Company held by a Stockholder, shall be stamped or otherwise have endorsed or imprinted thereon a legend in substantially the following form:

         "The transfer of the shares represented by this certificate are subject until May 10, 2001, to the terms and conditions of a Registration Rights and

         Lock-Up Agreement, dated as of May 10, 2000, (a copy of which is on file with the Company), as the same may be amended from time to time, and no transfer of the shares represented hereby or of shares issued in exchange therefor shall be valid or effective unless the terms and conditions of such Agreement have been fulfilled."

                                   ARTICLE 4

                     COMPANY REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to each of the Stockholders as follows:

     SECTION 4.1. ORGANIZATION OF THE COMPANY; AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. The Board of Directors of the Company has authorized and approved the transactions contemplated by this Agreement, and the Company has the corporate power and is duly authorized to enter into this Agreement and all ancillary agreements, and to carry out the transactions, contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     SECTION 4.2. NONCONTRAVENTION. Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the creation or imposition of any lien upon any property of the Company pursuant to
(a) the charter documents or bylaws of the Company, each as amended to date; (b) any agreement or commitment to which the Company is a party or by which the Company or any of its properties or assets is bound, or to which the Company or any of such properties or assets is subject; or (c) any statute, judgment, decree, order, regulation, or rule of any court or governmental authority applicable to the Company.

     SECTION 4.3. LITIGATION, ETC. There is no claim, action, suit, proceeding, or investigation pending or to the Company's knowledge threatened, relating to or affecting any of the activities of the Company, or which questions the validity of this Agreement or challenges any of the transactions contemplated hereby.

                                   ARTICLE 5

                              APPOINTMENT OF AGENT

     SECTION 5.1. STOCKHOLDER AGENT; POWER OF ATTORNEY. Each of the Stockholders hereby appoints and constitutes Philip Dropkin (the "Agent") as agent and attorney-in-fact for the Stockholders, for and on behalf of the Stockholders, to give and receive notices and communications hereunder and to act pursuant to the Merger

Agreement, to execute and deliver the Escrow Agreement and to take all actions necessary or appropriate in the judgment of the Agent for the accomplishment of any of the foregoing, including, without limitation, to settle, arbitrate and adjudicate claims relating to the stock consideration adjustment provided for in the Merger Agreement or claims for indemnification thereunder, and to amend this Agreement, the Merger Agreement and any other agreement or instrument contemplated thereby. Such agency may be changed by the Stockholders from time to time upon not less than ten (10) days prior written notice to the Company; provided that the Agent may not be removed unless the holders of a majority of the merger consideration provided for in the Merger Agreement agree to such removal and to the identity of the substituted agent. No bond shall be required of the Agent, and the Agent shall receive no compensation for his services. Notices or communications to or from the Agent shall constitute notice to or from each of the Stockholders.

     SECTION 5.2. INDEMNIFICATION OF AGENT. The Agent shall not be liable for any act done or omitted hereunder or pursuant to the Merger Agreement as Agent while acting in good faith and in the manner he believes to be in or not opposed to the best interests of the Stockholders. The Stockholders shall jointly and severally indemnify the Agent and hold the Agent harmless against any loss, liability or expense incurred without gross negligence or bad faith on the part of the Agent and arising out of or in connection with the acceptance or administration of the Agent's duties hereunder and pursuant to the Merger Agreement, provided, however, that the Company shall pay the reasonable fees and expenses of any legal counsel retained by the Agent solely in connection with the administration of his duties as Agent hereunder and thereunder; and provided, further that, upon the expiration of the Hold Back Period (as such term is defined in the Merger Agreement), the balance, if any, of the Hold Back Escrow (as such term is defined in the Merger Agreement) shall be used by the Stockholders to reimburse the Agent for any additional expenses incurred thereby in connection with the administration of his duties as Agent, or may be retained by the Agent, in his discretion, to pay any outstanding expenses or reasonably anticipated future expenses in connection therewith. A decision, act, consent or instruction of the Agent shall constitute a decision of all the Stockholders, and shall be final, binding and conclusive upon each of the Stockholders, and the Company may each rely upon any decision, act, consent or instruction of the Agent as being the decision, act, consent or instruction of each and all of the Stockholders. The Company is hereby relieved from any liability to any person for any acts done by it in accordance with such decision, act, consent or instruction of the Agent.

     SECTION 5.3. AGREEMENT AMONG STOCKHOLDERS AS TO SHARE OF AMOUNTS PAYABLE UNDER MERGER AGREEMENT. The Stockholders agree with each other that 10% of each Stockholder's Stock Consideration (as such term is defined in the Merger Agreement) shall be deposited in the Hold Back Escrow pursuant to the Escrow Agreement and that each such Stockholder shall pay, in proportion to its share, any amounts required under the Merger Agreement or related documents to be paid by the Stockholders other than from the Hold Back Escrow, including, without limitation, all expenses or amounts so payable under Sections 4.5 or 9.2 of the Merger Agreement.

                                   ARTICLE 6

                            MISCELLANEOUS PROVISIONS

     SECTION 6.1. ASSIGNMENT OF RIGHTS. The provisions of this Agreement shall be binding upon and inure to the benefit of any successor or permitted assign of any party hereto.

     SECTION 6.2. DURATION OF AGREEMENT. Unless sooner terminated in accordance with the provisions of this Agreement, the rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder when the Group of which it is a member has transferred all Equity Securities owned by such Group in accordance with this Agreement.

     SECTION 6.3. ENFORCEMENT. The parties hereto agree that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedies which the parties hereto may have.

     SECTION 6.4. SEVERABILITY OF PROVISIONS. If any one or more provisions of this Agreement shall be declared invalid or unenforceable, the same shall not affect the validity or enforceability of any other provisions of this Agreement.

     SECTION 6.5. AMENDMENTS. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated, except by written instrument signed by the Company and Stockholders holding greater than sixty-six and two-thirds percent (66 2/3%) of the voting Equity Securities issued pursuant to the Merger held by the Stockholders; provided, however, that (i) Article 5 may not be amended without the consent of the Agent; and (ii) the obligations of any Stockholder may not be increased without the consent of such Stockholder.

     SECTION 6.6. NOTICES.

     (a) All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or delivered either by hand or by messenger, or sent via facsimile, computer mail or other electronic means, addressed (i) if to a Stockholder, to the attention of the Agent, c/o Walter F. Garigliano, 265 Broadway, P.O. Drawer 1069, Monticello, New York 12701-1069, Fax: (914) 796-1040, with a copy, which shall not constitute notice, to Paul A. Gajer, Esq., RubinBaum LLP, 30 Rockefeller Plaza, New York, New York 10112, Fax: (212) 698-7825, or (ii) if to the Company, One Park Avenue, New York, New York 10016, or at such other address as the Company shall have furnished in writing to the party initiating the notice or communication.

     (b) Any notice or other communications so addressed and mailed, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be delivered and given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

     SECTION 6.7. GOVERNING LAW. This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without regard to its conflicts of law provisions.

     SECTION 6.8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart.



       [BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its duly authorized officer or partner, as the case may be, as of the date and year first above written.

                                       DUALSTAR TECHNOLOGIES CORPORATION

                                       By: /s/
                                          -----------------------------------
                                          Name:
                                          Title:

                                       STOCKHOLDERS:
                                       /s/
                                       --------------------------------------
                                       Philip Dropkin
                                       /s/
                                       --------------------------------------
                                       Heather Johnson
                                       /s/
                                       --------------------------------------
                                       Mark Mayhook
                                       /s/
                                       --------------------------------------
                                       Fran Reiff
                                       /s/
                                       --------------------------------------
                                       Donald Johnson
                                       /s/
                                       --------------------------------------
                                       Joseph Kubisak
                                       /s/
                                       --------------------------------------
                                       Mark Kubisak

                                       GENEVA ASSOCIATES MERCHANT
                                       BANKING PARTNERS I, LLC

                                       By:/s/
                                          -----------------------------------
                                          Name:
                                          Title:
                                       /s/
                                       --------------------------------------
                                       Rod Cornelius
                                       /s/
                                       --------------------------------------
                                       Walter Garigliano

                                       RB PARACOMM

                                       By: /s/
                                          -----------------------------------
                                          Name:
                                          Title:
                                       /s/
                                       --------------------------------------
                                       Brian Pfeifler
                                       /s/
                                       --------------------------------------
                                       Paul Izler